Santander Group	12 Months Ended
Dec. 31, 2018
Disclosure of detailed information about business combination [abstract]
Santander Group

3.     Santander Group

a)Banco Santander, S.A. and international Group structure

The growth of the Group in the last decades has led the Bank to also act, in practice, as a holding entity of the shares of the various companies in its Group, and its results are becoming progressively less representative of the performance and earnings of the Group. Therefore, each year the Bank determines the amount of the dividends to be distributed to its shareholders on the basis of the consolidated net profit, while maintaining the Group’s traditionally high level of capitalisation and taking into account that the transactions of the Bank and of the rest of the Group are managed on a consolidated basis (notwithstanding the allocation to each company of the related net worth effect).

At the international level, the various banks and other subsidiaries, joint ventures and associates of the Group are integrated in a corporate structure comprising various holding companies which are the ultimate shareholders of the banks and subsidiaries abroad.

The purpose of this structure, all of which is controlled by the Bank, is to optimise the international organisation from the strategic, economic, financial and tax standpoints, since it makes it possible to define the most appropriate units to be entrusted with acquiring, selling or holding stakes in other international entities, the most appropriate financing method for these transactions and the most appropriate means of remitting the profits obtained by the Group’s various operating units to Spain.

The Appendices provide relevant data on the consolidated Group companies and on the companies accounted for using the equity method.

b)Acquisitions and disposals

Following is a summary of the main acquisitions and disposals of ownership interests in the share capital of other entities and other significant corporate transactions performed by the Group in the last three years:

i. Sale of the 49% stake in Wizink

Once the relevant regulatory authorizations had been obtained, on November 6, 2018 the operations related to the agreement reached with entities managed by Värde Partners, Inc (“Varde) and with WiZink Bank, S.A. (“WiZink”) communicated by the Group on March 26, 2018 by virtue of which:

i. Banco Santander, S.A. sold its 49% stake in WiZink to Varde for EUR 1,043 million, with no significant impact on the Group's results and,

ii. Banco Santander, S.A. and Banco Santander Totta, S.A. acquired the business of credit and debit cards marketed by Grupo Banco Popular in Spain and Portugal that WiZink had acquired in 2014 and 2016. As a result of this transaction, the Group paid a total of EUR 681 million, receiving net assets worth EUR 306 million (mainly customer loans worth EUR 315 million), with the business combination generating a goodwill of EUR 375 million, which will be managed by the businesses in Spain.

With these transactions, the Group resumed Grupo Banco Popular's debit and credit card business, which improves the commercial strategy and facilitates Grupo Banco Popular's integration process.

ii. Acquisition of the retail banking and private banking business of Deutsche Bank Polska S.A.

On December 14, 2017 the Group announced that its subsidiary Santander Bank Polska S.A. (previously Bank Zachodni WBK S.A.) together with Banco Santander, S.A., had reached an agreement with Deutsche Bank, A.G. for the acquisition (through a carve out) of the retail and private banking business of Deutsche Bank Polska S.A., excluding the foreign currency mortgage portfolio and the CIB (Corporate & Investment Banking) business, and including the asset management company DB Securities, S.A. (Poland).

In November 2018, once the regulatory authorisations had been received and approved by the general shareholders' meetings of Santander Bank Polska S.A. and Deutsche Bank Polska, S.A., the acquisition of EUR 298 million in cash and newly issued shares of Santander Bank Polska S.A. subscribed in full by Deutsche Bank, A.G. was closed. As a result of this transaction, the Group has acquired net assets worth EUR 365 million, mainly loans and deposits to customers and credit institutions amounting to EUR 4,304 million and EUR 4,025 million, respectively, and negative value adjustments amounting to 82 million euros (mainly under line "Loans").

The difference between the fair value of the net assets acquired and the transaction value resulted in a gain of EUR 67 million which was recognised under "Negative Goodwill Recognised in Income" in the Group's consolidated income statement.

iii. Acquisition of Banco Popular Español, S.A.U.

On June 7, 2017 (the acquisition date), as part of its growth strategy in the markets where it is present, the Group communicated the acquisition of 100% of the share capital of Banco Popular Español, S.A.U. (merged with Banco Santander, see Note 3.b)v) as a result of a competitive sale process organised in the framework of a resolution scheme adopted by the Single Resolution Board (“SRB”) and executed by the FROB, Spanish single resolution board, in accordance with Regulation (EU) 806/2014 of the European Parliament and of the Council of May 15, 2014, and Law 11/2015, of June 18, for the recovery and resolution of credit institutions and investment firms.

As part of the execution of the resolution:

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All the shares of Banco Popular outstanding at the closing of market on June 7, 2017 and all the shares resulting from the conversion of the regulatory capital instruments Additional Tier 1 issued by Banco Popular have been converted into undisposed reserves.

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All the regulatory capital instruments Tier 2 issued by Banco Popular have been converted into newly issued shares of Banco Popular, all of which have been acquired for a total consideration of one euro by the Group.

The transaction was approved by all the applicable regulatory and antitrust authorities in the territories where Banco Popular operated.

In accordance with IFRS3, the Group measured the identifiable assets acquired and liabilities assumed at fair value. The detail of this fair value of the identifiable assets acquired and liabilities assumed at the business combination date was as follows:

Million
As of June 7, 2017	of euros
Cash and balances with central banks	1,861
Financial assets available-for-sale	18,974
Deposits from credit institutions	2,971
Loans and receivables (*)	82,057
Investments	1,815
Intangible assets (*)	133
Tax assets (*)	3,945
Non-current assets held for sale (*)	6,531
Other assets	6,259
Total assets	124,546
Deposits from central banks	28,845
Deposits from credit institutions	14,094
Customer deposits	62,270
Marketable debt securities and other financial liabilities	12,919
Provisions (***)	1,816
Other liabilities	4,850
Total liabilities (**)	124,794
Net assets	(248)
Purchase consideration	—
Goodwill	248

(*)The main fair value adjustments were the following:

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Loans and receivables: in the estimation of their fair value, impairment have been considered for an approximate amount of EUR 3,239 million, considering, among others, the sale process carried out by the Bank.

-	Foreclosed assets: the valuation, considering the sale process carried out by the company, has meant a reduction in the value of EUR 3,806 million, approximately.
-	Intangible assets: includes value reductions amounting to approximately of EUR 2,469 million, mainly recorded under the “Intangible assets - goodwill”.
-	Deferred tax assets: mainly corresponds to the reduction of the value of negative tax bases and deductions for an approximate amount of EUR 1,711 million.

(**)  After the initial analysis and the conversion of the subordinated debt, the best estimation is there is no significant impact between fair value and previous carrying amount of the financial liabilities.

(***) As a result of the resolution of Banco Popular, it includes the estimated cost of EUR 680 million relating to the potential compensation to the shareholders of Banco Popular of which EUR 535 million have been applied to the fidelity action.

The Group during 2018, closed their assessment exercise of the assets acquired and liabilities assumed at fair value, without any modification with respect to what was recorded in 2017.

iv. Sale agreement of Banco Popular’s real estate business

In relation with Banco Popular’s real estate business, on 8 August 2017, the Group announced the agreement with a Blackstone fund for the acquisition by the fund of 51% of, and hence the assignment of control over, part of Banco Popular's real estate business (the “Business”), which comprises a portfolio of foreclosed properties, real estate companies, non-performing loans relating to the sector and other assets related to these activities owned by Banco Popular and its affiliates (including deferred tax assets allocated to specific real estate companies which are part of the transferred portfolio) registered on certain specified dates (March 31, 2017 or April 30, 2017).

The agreements were entered following the European Commission’s unconditional authorization of the acquisition of Banco Popular Español, S.A.U. by Banco Santander, S.A. for the purposes of competition law.

The transaction closed on March 22, 2018 following receipt of the required regulatory authorizations and other usual conditions in this type of transactions. The transaction has consisted of the creation of various companies, being the parent company Project Quasar Investments 2017, S.L., in which Banco Santander, S.A. maintains 49% of the share capital and Blackstone the remaining 51%, and to which Banco Popular and some subsidiaries has transferred the business constituted by the indicated assets, and its participation in the capital of Aliseda Real Estate Management Services, S.L. The value attributed to the contributed assets is approximately 10,000 million euros, of which approximately 70% was financed with third party bank debt. After the contribution to the vehicle by its shareholders of the necessary liquidity for the transaction of the business, the 49% stake in the capital of the vehicles was recorded in the consolidated balance sheet of the Group for EUR 1,701 million in the "Investments in joint ventures and associates - entities" section, without significant impact in the Group´s income statement.

v. Merger by absorption of Banco Santander, S.A. with Banco Popular Español, S.A.U.

On April 23, 2018 the boards of directors of Banco Santander, S.A. and Banco Popular Español, S.A.U. agreed to approve and sign the merger project by absorption of Banco Popular Español, S.A.U. by Banco Santander, S.A.

On September 28, 2018 the merger certificate of Banco Popular Español, S.A.U. by Banco Santander, S.A. was registered in the Mercantile Registry of Cantabria. After the merger, Banco Santander, S.A. has acquired, by universal succession, all the rights and obligations of Banco Popular Español, S.A.U., including those that have been acquired from Banco Pastor, S.A.U. and Popular Banca Privada, S.A.U., by virtue of the merger of Banco Pastor, S.A.U. and Popular Banca Privada, S.A.U. with Banco Popular Español, S.A.U. that was also approved on April 23, 2018 by the respective board of directors. This transaction has no impact on the Group's income statement.

vi. Agreement with Aegeon Group as partner for several insurance services

On July 3, 2018, the Group announced that it had reached an agreement with the Aegon Group, pursuant to which it will be the partner in Spain for the life-insurance business and several branches of general insurance. Given such agreement, and the perimeter under which it will be materialised, are subject to various conditions including the termination of the current alliance between Banco Popular and its current partner, it is not possible to estimate when these transactions will be closed. These transactions are not expected to have a significant impact on the Group's income statement.

vii. Agreement with Santander Asset Management

a)   Acquisition 50% SAM Investment Holdings Limited

On November 16, 2016, after the agreement with Unicredit Group on July 27, 2016 to integrate Santander Asset Management, and Pioneer Investments was abandoned, the Group announced that it had reached an agreement with Warburg Pincus (“WP”) and General Atlantic (“GA”) under which Santander acquired 50% of SAM Investment Holdings Limited., at December 22, 2017.

The Group disbursed a total amount of EUR 545 million and assumed financing of EUR 439 million, with the business combination generating a goodwill of EUR 1,173 million and EUR 320 million of “intangible assets - contracts and relationships with customers” identified in the purchase price allocation, without other value adjustments to net assets of the business. Likewise, the market valuation of the previous participation held did not have an impact on the Group’s income statement.

Considering that the main activity of the business is asset management, the main part of its activity are recorded off balance sheet. The main net assets acquired, in addition to the aforementioned intangible assets, were net deposits in credit institutions (EUR 181 million) and net tax assets (EUR 176 million). Given their nature, the fair value of these assets and liabilities do not differ from the book value recorded.

The Group has closed its assessment exercise of assets acquired and liabilities assumed at fair value during the year 2018 without modification with respect to what was recorded at the end of 2017.

b)   Sale participation Allfunds Bank, S.A.

As part of the transaction, which consists in the acquisition of 50% of SAM Investment Holdings Limited, that was not owned by the Group, Santander, WP and GA agreed to explore different alternatives for the sale of its stake in Allfunds Bank, S.A. (“Allfunds Bank”), including a possible sale or a public offering. On March 7, 2017, the Bank announced that together with our partners in Allfunds Bank we had reached an agreement for the sale of 100% of Allfunds Bank to funds affiliated with Hellman & Friedman, a leading private equity investor, and GIC, Singapore’s sovereign wealth fund.

On November 21, 2017 the Group announced the closing of the sale by the Bank and its partners of 100% of Allfunds Bank’s capital, obtaining an amount of EUR 501 million from the sale of its 25% stake in Allfunds Bank, resulting in gains net of tax of EUR 297 million, which were recognised as “Gains or losses on disposal of non-financial assets and investments, net”, within the statement of profit or loss.

viii. Purchase of the shares to DDFS LLC in Santander Consumer USA Holdings Inc. (SCUSA)

On July 2, 2015, the Group announced that it had reached an agreement to purchase the 9.65% ownership interest held by DDFS LLC in SCUSA.

On November 15, 2017, after having agreed on some modifications to the original agreement and having obtained the required regulatory authorizations, the Group completed the acquisition of the aforementioned 9.65% of SCUSA shares for a total sum of USD 942 million (EUR 800 million), which have caused a decrease of EUR 492 million in the non-controlling interests balance and another reduction to reserves of EUR 307 million.

ix. Agreement with Banque PSA Finance

The Group, through its subsidiary Santander Consumer Finance, S.A., and Banque PSA Finance, the vehicle financing unit of the PSA Peugeot Citroën Group, entered into an agreement in 2014 for the transaction of the vehicle and insurance financing business in twelve European countries. Pursuant to the terms of the agreement, the Group will finance this business, under certain circumstances and conditions, from the date on which the transaction is completed.

In January 2015 the related regulatory authorisations to commence activities in France and the United Kingdom were obtained and, accordingly, on February 2 and 3, 2015 the Group acquired 50% of Société Financière de Banque – SOFIB (actually PSA Banque France) and PSA Finance UK Limited for EUR 462 million and EUR 148 million, respectively.

On May 1, 2015, PSA Insurance Europe Limited and PSA Life Insurance Europe Limited (both insurance companies with registered office in Malta) were incorporated, in which the Group contributed 50% of the share capital, amounting to EUR 23 million. On August 3, the Group acquired a full ownership interest in PSA Gestão - Comércio E Aluguer de Veiculos, S.A. (actually Santander Consumer Services, S.A. and a company with registered office in Portugal) and the loan portfolio of the Portuguese branch of Banque PSA Finance for EUR 10 million and EUR 25 million, respectively. On October 1,, PSA Financial Services Spain, E.F.C., S.A. (a company with registered office in Spain) was incorporated, in which the Group contributed EUR 181 million (50% of the share capital). (This company owns the 100% of the share capital of PSA Finanse Suisse which is domiciled in Switzerland).

During 2016, the agreement obtained the necessary authorizations, by the regulators, to start activities in the rest of the countries covered by the framework agreement (Italy, the Netherlands, Austria, Belgium, Germany, Brazil and Poland). The Group’s disbursement during 2016 amounted to EUR 464 million to reach a 50% stake in the capital of each of the structures created in each geography, with the exception of PSA finance Arrendamento Mercantil SA (actually Distribuidora de Títulos e Valores Mobiliários S.A.) where 100% of capital is acquired.

During 2016 the new businesses acquired have contributed EUR 79 million to the Group’s profit. Had the business combination taken place on January 1, 2016, the profit contributed to the Group in 2016 would have been approximately EUR 118 million.

x. Metrovacesa agreement - Merlin

On June 21, 2016, Banco Santander hereby reached an agreement with Merlin Properties, SOCIMI, S.A., together with the other shareholders of Metrovacesa, S.A., for the integration in Merlin group, following the total spin-off of Metrovacesa, S.A., of Metrovacesa, S.A. property rental asset business in Merlin Properties, SOCIMI, S.A. and Metrovacesa, S.A. residential rental business in Metrovacesa, S.A. current subsidiary, Testa Residencial SOCIMI, S.A. (before, Testa Residencial, S.L.) The other assets of Metrovacesa, S.A. not integrated in Merlin group as a result of the integration, consisting of a residual group of land assets for development and subsequent lease, will be transferred to a newly created company wholly owned by the current shareholders of Metrovacesa, S.A.

On September 15, 2016, the general meeting of shareholders of Merlin Properties, SOCIMI, S.A. and Metrovacesa, S.A. took place and  the transaction was approved.

Subsequently, on October 20, 2016, the deed of total division of Metrovacesa, S.A. was granted in favour of the mentioned companies, and such deed was filed in the Commercial Register on October 26, 2016.

As a result of the integration, Santander Group has increased its participation to 21.95% of the equity capital of Merlin Properties, SOCIMI, S.A., 46.21% of direct participation in the equity capital of Testa Residential, SOCIMI, S.A. and 70.27% in Metrovacesa Promoción y Arrendamiento, S.A.

The main impacts on the consolidated Group’s balance of this division have been; decrease of EUR 3,800 million in real estate investment (see Note 16), decrease of EUR 621 million under minority interests (see Note 28) and an increase in the heading of investments in joint ventures and associates participation of the businesses received in the associates Merlín Properties and Testa Residencial, of EUR:1,168 and 307 million, respectively. (See Note 13.a).

c)Off-shore entities

According to current Spanish regulation, Santander has entities in 4 off-shore territories: Jersey, Guernsey, Isle of Man and Cayman Islands. These four jurisdictions comply with OECD standards in terms of transparency and exchange of information for tax purposes. Santander have 4 subsidiaries and 4 operative branches in off-shore territories: these are governed by the tax regimes of those territories. Santander also has 4 subsidiaries in off-shore territories, of which 3 are tax resident in the UK and 1 tax resident in Spain, to whose tax regimes they are subjected. The Group has no presence in any of the 5 territories included in the European Union’s current blacklist according to the last update of November 2018, neither in non-cooperative territories for tax purposes as defined by the OECD in July 2017.

I)    Subsidiaries in off-shore territories.

At the reporting date, the Group has 4 subsidiaries resident in off-shore territories, two in Jersey, Whitewick Limited (inactive company) and Abbey National International Limited, and one in the Isle of Man, ALIL Services Limited. These subsidiaries contributed a profit of approximately EUR 0.2 million to the Group’s consolidated profit in 2018. In addition, during 2018, a new company domiciled in Jersey was created, named Santander International Limited, subsidiary of Santander UK Group Holdings plc, in order to make possible the separation of business imposed by the banking reform in the United Kingdom ("Ring-fence") that came into force on January 1, 2019, although this company will be liquidated in the near future.

II)   Off-shore branches.

Also, the Group has 4 operative off-shore branches: 2 in the Cayman Islands, 1 in the Isle of Man and 1 in Jersey. These branches report to, consolidate their balance sheets and income statements and are taxed with, their respective foreign headquarters (Cayman Islands) or in the territories where they are located (Jersey and Isle of Man). Additionally, as a result of complying with the Ring-Fence regulation in the UK mentioned in the previous point, there is another branch in Jersey of Santander UK plc, which is currently not operative and will be closed in early 2019.

The aforementioned entities have a total of 144 employees as of December 2018.

III)  Subsidiaries in off-shore territories that are tax resident in the UK and Spain.

As indicated, the Group also has 4 subsidiaries constituted in off-shore territories that are not considered to be off-shore entities, since 3 of them are tax residents in the UK and, therefore, subject to UK tax law during the period and operate exclusively from the UK (one of these subsidiaries is expected to be liquidated in 2019). Also, since April 2018, the fourth subsidiary has ceased to be a resident for tax purposes in the UK to become a tax resident in Spain.

IV)  Other off-shore investments.

The Group manages from Brazil a segregated portfolio company called Santander Brazil Global Investment Fund SPC in the Cayman Islands, and manages from the United Kingdom a protected cell company in Guernsey called Guaranteed Investment Products 1 PCC Limited. The Group also has, directly or indirectly, few financial investments located in tax havens including Olivant Limited in Guernsey, entity whose liquidation or sale is expected to be carried out soon.

V)  OECD.

The Group has no presence in non-cooperative territories for tax purposes as defined by the OECD in July 2017. In this sense it should be noted that Jersey, Guernsey, Isle of Man and Cayman Islands, comply with OECD standards in terms of transparency and exchange of information for tax purposes.

VI) The European Union.

On December  5, 2017, the European Commission published some lists of non-cooperative jurisdictions for tax purposes (where there is no member state of the European Union): blacklist, gray list and territories which have received a grace period. Throughout 2018, the European Commission has updated these lists.

Currently the EU blacklist is composed of 5 jurisdictions in which the Group has no presence. These jurisdictions have not committed, or have not done it sufficiently, to comply with a series of measures in relation to fiscal transparency, corporate tax, or the respect of the principles of the OECD to avoid the erosion of the tax bases and the transfer of benefits (better known by the English term anti-BEPS).

On the contrary there are 63 jurisdictions in the gray list that have committed, in a way considered sufficient, to correct their legal frameworks to align them with international standards and whose implementation will be monitored by the EU. Among others, this list includes the 4 jurisdictions in which the Group has presence and are off-shore territories in accordance with current Spanish legislation (Jersey, Guernsey, Isle of Man and Cayman Islands). Additionally, Hong Kong, Bahamas, Switzerland, Uruguay and Panama are included in the gray list, although according to the current Spanish legislation are not off-shore territories and, as disclosed before, have committed to modify their legislation, as for example implementing the Common Reporting Standards (CRS), developed by the OECD, as an automatic information exchange system between jurisdictions.

The Group has 2 subsidiaries and 1 branch located in Hong Kong, 6 subsidiaries (1 of them in liquidation and 1 tax resident in the USA) and 2 branches in Bahamas (1 of them in process of closure), 6 subsidiaries in Switzerland, 12 subsidiaries in Uruguay (6  of which are in liquidation) and 1 subsidiary in Panama with reduced activity that has already received authorization from the Superintendency of Banks of Panama for its voluntary liquidation.

At present, Spain has in force Double Taxation Agreements with exchange of information clause with Hong Kong, Switzerland, Uruguay and Panama, as well as Tax Information Exchange Agreement with Bahamas.

VII) Impact of forthcoming changes to Spain’s tax law.

On October 23, 2018, the Spanish Government published the Draft Law on measures to prevent and fight against tax fraud, which expands the concept of tax haven, including not only the countries and territories that were already considered as such, but also other tax regimes that are determined as harmful in a regulatory manner. In addition, new criteria are regulated for inclusion in the list of tax havens. As long as the list of countries and territories and harmful tax regimes that are considered tax havens are not determined by regulation, the former list of tax havens established in Royal Decree 1080/1991, of 5th July, will continue in force.

The Group has established appropriate procedures and controls (risk management, supervision, verification and review plans and periodic reports) to prevent reputational, tax and legal risk at these entities. Also, the Group has continued to implement its policy of reducing the number of these off-shore units.

The financial statements of the Group’s off-shore units are audited by PwC (PricewaterhouseCoopers) member firms in 2018 and 2017.